Pinnacle Dynamic Growth Fund

Class A Shares PADGX
Class C Shares PCDGX
Class I Shares PIDGX

(a series of Northern Lights Fund Trust III)

Supplement dated February 25, 2020 to

the Prospectus and Statement of Additional Information dated February 1, 2020

The Board of Trustees of Northern Lights Fund Trust III (the “Board”) has concluded that it is in the best interests of the Pinnacle Dynamic Growth Fund (the “Fund”) and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on or about March 25, 2020 (“Redemption Date”).

Effective immediately, the Fund will not accept any new investments, will no longer pursue its stated investment objective, and will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Any required distributions of income and capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.

Prior to or on the Redemption Date, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE REDEMPTION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-888-985-9830.

This Supplement and the existing Prospectus dated February 1, 2020, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information, dated February 1, 2020, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-888-985-9830.